INVESTORS FUND SERIES
                         Kemper Global Income Portfolio
                            SUPPLEMENT TO PROSPECTUS
                                DATED MAY 1, 1998
                              ---------------------

The following supplements information in the section entitled "Investment Manager":

Terence C. Prideaux and Pankaj Shah are co-lead portfolio managers for the Fund. Please consult the Prospectus for information concerning the portfolio managers.





October 16, 1998